Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

15. Income Taxes

Income tax expense (benefit) detail for continuing operations for the years ended December 31, is as follows:

	2011	2010	2009
Current
Federal	$—	$—	$—
State and local	—	2	2
Foreign	30	45	2

Total current	30	47	4

Deferred
Federal	(2)	1	(7)
State and local	—	—	—
Foreign	(25)	(13)	(5)

Total deferred	(27)	(12)	(12)

Income tax expense (benefit)	$3	$35	$(8)

A reconciliation of the differences between income taxes for continuing operations that were computed at the federal statutory tax rate of 35% and provisions for income taxes for the years ended December 31 follows:

	2011	2010	2009
Income tax benefit computed at federal statutory tax rate	$36	$85	$48
State tax provision, net of federal benefits	2	2	2
Foreign tax rate differential	(14)	48	(9)
Foreign source (loss) income subject to U.S. taxation	(15)	25	1
Losses and other (income) expenses not deductible for tax	(6)	(69)	(7)
Increase (decrease) in the taxes due to changes in valuation allowance	5	(55)	(35)
Additional (benefit) tax on foreign unrepatriated earnings	(2)	1	(1)
Changes in enacted tax rates	—	(1)	(2)
Adjustments of prior year estimates and other	(3)	(1)	(5)

Income tax expense (benefit)	$3	$35	$(8)

The domestic and foreign components of the income from continuing operations before income taxes for the years ended December 31, is as follows:

	2011	2010	2009
Domestic	$101	$297	$131
Foreign	2	(53)	6

	$103	$244	$137

The tax effects of significant temporary differences and net operating loss and credit carryforwards, which comprise the deferred tax assets and liabilities at December 31, is as follows:

	2011	2010
Assets
Non-pension post-employment	$8	$7
Accrued and other expenses	88	76
Loss and credit carryforwards	511	553
Pension liabilities	35	31

Gross deferred tax assets	642	667
Valuation allowance	(432)	(479)

Net deferred tax asset	210	188

Liabilities
Property, plant and equipment	(165)	(164)
Unrepatriated earnings of foreign subsidiaries	(78)	(88)
Intangibles	(25)	(17)

Gross deferred tax liabilities	(268)	(269)

Net deferred tax liability	$(58)	$(81)

The following table summarizes the presentation of the net deferred tax liability in the Consolidated Balance Sheets at December 31:

	2011	2010
Assets
Current deferred income taxes (Other current assets)	$10	$24
Long-term deferred income taxes (Other assets)	4	5
Liabilities
Current deferred income taxes (Other current liabilities)	—	—
Long-term deferred income taxes	(72)	(110)

Net deferred tax liability	$(58)	$(81)

MSC Holdings and its eligible subsidiaries file a consolidated U.S. Federal income tax return. As MSC Holdings is not a member of the registrant, its tax attributes are not reflected in the tables above. However, because MSC Holdings is the Company's parent, the Company can utilize MSC Holdings' attributes. These attributes are comprised of $413 of deferred interest deductions, which have an unlimited carryover, but have significant restrictions on their use. MSC Holdings maintains a full valuation allowance against these attributes because it is more likely than not that some portion of these assets will not be realized.

As of December 31, 2011, the Company had a $432 valuation allowance for a portion of its net deferred tax assets that management believes, more likely than not, will not be realized. In the United States, a consolidated return will be filed and future taxable income and losses of the consolidated group may be offset. The Company's deferred tax assets include federal, state and foreign net operating losses carryforwards. The federal net operating loss carryforwards available are $875, which expire starting in 2020. The Company's deferred assets also include minimum tax credits of $2, which are available indefinitely. A valuation allowance of $276 has been provided against these items. The Company had undistributed earnings of certain foreign subsidiaries of $168, on which deferred taxes have not been provided because these earnings are considered permanently invested outside of the United States.

The following table summarizes the changes in the valuation allowance for the years ending December 31, 2011 , 2010 and 2009:

	Balance at Beginning of Period	Changes in related Gross Deferred Tax Assets/Liabilities	Charge/ Release	Balance at End of Period
Valuation allowance on Deferred tax assets:
Year ended December 31, 2009	$620	$(16)	$(25)	$579
Year ended December 31, 2010	579	53	(153)	479
Year ended December 31, 2011	479	27	(74)	432

Examination of Tax Returns

The Company conducts business globally and, as a result, certain of its subsidiaries file income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. In the normal course of business, the Company is subject to examinations by taxing authorities throughout the world, including major jurisdictions such as Brazil, Canada, the Czech Republic, France, Germany, Italy, South Korea, Netherlands and the United States.

The Company is no longer subject to U.S. federal examinations for years before December 31, 2008; however, certain state and foreign tax returns are under examination by various regulatory authorities.

The Company continuously reviews issues that are raised from ongoing examinations and open tax years to evaluate the adequacy of its liabilities. As the various taxing authorities continue with their audit/examination programs, the Company will adjust its reserves accordingly to reflect these settlements.

Unrecognized Tax Benefits

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2011	2010
Balance at beginning of year	$85	$60
Additions based on tax positions related to the current year	2	22
Additions for tax positions of prior years	1	3
Reductions for tax positions of prior years	(1)	—
Settlements	(2)	—
Foreign currency translation	(5)	—

Balance at end of year	$80	$85

During the year ended December 31, 2011, the Company decreased the amount of its unrecognized tax benefits, including its accrual for interest and penalties, by $5, primarily as a result of favorable foreign currency movements. Increases in the unrecognized tax benefit for various intercompany transactions were offset by settlements and releases of unrecognized tax benefits upon completion of various audits. During the years ended December 31, 2011, 2010 and 2009, the Company recognized approximately $0, $1 and $1, respectively, in interest and penalties. The Company had approximately $27 accrued for the payment of interest and penalties at both December 31, 2011 and 2010.

$80 of unrecognized tax benefits, if recognized, would affect the effective tax rate. The Company anticipates recognizing a range of $1 to $33 of the total amount of unrecognized tax benefits, exclusive of interest, within the next 12 months as a result of negotiations with foreign jurisdictions and completion of foreign and U.S. state audit examinations.